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                                                                    Exhibit 23.3

                             [ANDERSEN LETTERHEAD]


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated August 22, 2001 on the December 31, 2000 financial statements of the Pulver.com -- VON Conferences included in the filing of Form 8-K/A by Key3Media Group, Inc. (the "Company") which is incorporated by reference in this registration statement on Form S-3.



                                             /s/ Arthur Andersen LLP


Melville, New York
December 21, 2001